Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
January 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.7750%


Excess Protection Level
   3 Month Average  5.47%
      January, 1998  5.53%
      December, 1997  5.22%
      November, 1997  5.65%



Cash Yield                                              18.73%


Investor Charge Offs                                    4.84%


Base Rate                                               8.35%


Over 35 Day Delinquency                                 5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,408,199,355.12